                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 14, 2007

                          BERKSHIRE HILLS BANCORP, INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                    0-51584               04-3510455
         --------                    --------              ----------
(State or other jurisdiction of     (Commission           (IRS Employer
         incorporation)             File Number)         Identification No.)

         24 North Street, Pittsfield, Massachusetts        01201
         ------------------------------------------        ------
         (Address of principal executive offices)          (Zip Code)

       Registrant's telephone number, including area code: (413) 443-5601
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01       OTHER EVENTS.
                ------------

         On December 14, 2007, Berkshire Hills Bancorp, Inc. (the "Company"), the holding company for Berkshire Bank, issued a press release announcing that the Board of Directors had approved a stock repurchase program authorizing the Company to repurchase up to 300,000 shares of the Company's common stock. For more information, reference is made to the Company's press release dated December 14, 2007, a copy of which is attached to this Report as Exhibit 99.1 and is furnished herewith.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.
                ---------------------------------

         (a)    Financial Statements of Businesses Acquired: Not applicable

         (b)    Pro Forma Financial Information:  Not applicable

         (c)    Shell Company Transactions:  Not applicable

         (d)    Exhibits

                Number            Description

                99.1              Press Release dated December 14, 2007

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       Berkshire Hills Bancorp, Inc.



Date: December 14, 2007                By: /s/ Kevin P. Riley
                                           -------------------------------------
                                           Kevin P. Riley
                                           Executive Vice President and Chief
                                           Financial Officer